Exhibit 10.33

SMART KING LTD.

EQUITY INCENTIVE PLAN

SHARE OPTION AGREEMENT

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Smart King Ltd. Equity Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Deed of Undertaking and/or any charter documents of Smart King Ltd., the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT

Name:

Address:

The undersigned Holder has been granted an Option to purchase Class A Ordinary Shares of Smart King Ltd. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	__ Incentive Share Option

__ Non-Qualified Share Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Holder continuing to be a Service Provider through each such date.

Termination Period:

Any unvested portion of the Option shall immediately terminate upon Holder ceasing to be a Service Provider or if Holder breaches an employment agreement, non-competition, non-solicitation, confidentiality or other restrictive covenant agreement or any similar agreement with the Company or any Related Entity. Any vested portion of the Option shall be exercisable for fifteen (15) days after Holder ceases to be a Service Provider, unless such termination is due to (i) Holder’s death or disability, in which case any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter; or (ii) Holder’s termination for Cause, in which case, to the extent permissible under Applicable Laws, this Option (including any vested portion of this Option) shall terminate upon such termination for Cause. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 10 of the Plan.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Administrator hereby grants to the Holder named in the Notice of Share Option Grant in Part I of this Option Agreement (“Holder”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which are incorporated herein by reference. Subject to Section 17 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Share Option Grant as an Incentive Share Option (“ISO”), this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Non-qualified Share Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Related Entity or any of their respective employees or directors have any liability to Holder (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a member at or prior to the time of exercise, including, but not limited to, any then in effect voting agreement or co-sale agreement and the Deed of Undertaking in the form attached as Exhibit C. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended or the regulatory rules of any other jurisdiction (the “Securities Act”), at the time this Option is exercised, Holder shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Holder hereby agrees that Holder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Class A Ordinary Shares (or other securities) of the Company held by Holder (other than those included in the registration) to the extent set forth in the Deed of Undertaking.

Holder agrees to execute and deliver such other agreements as set forth in the Deed of Undertaking. Holder agrees that any transferee of the Option or Class A Ordinary Shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Administrator in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Holder agrees to make appropriate arrangements with the Company (or the Related Entity employing or retaining Holder) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to any Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option (“Required Tax Payments”). Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Holder herein is an ISO, and if Holder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Holder shall immediately notify the Company in writing of such disposition. Holder acknowledges that in such event, Holder may be subject to income tax withholding by the Company on the compensation income recognized by Holder.

(c) Section 409A and Section 457A of the Code. Under Section 409A of the Code, an option granted with an exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the Fair Market Value on the date of grant (a “discount option”) or that covers other than “service recipient stock” (as defined under Section 409A of the Code) may be considered “deferred compensation.” An Option that is a discount option or that covers other than service recipient stock may result in (i) income recognition by Holder prior to the exercise of the Option, (ii) an additional twenty percent (20%) Federal income tax, and (iii) potential penalty and interest charges. The Option may also result in additional state income, penalty and interest charges to Holder. Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant or that the Shares covered by this Option will be classified as service recipient stock in a later examination. Holder agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or covers other than service recipient stock, Holder shall be solely responsible for Holder’s costs related to such a determination. Further, Holder agrees that if the IRS determines that the Option is deferred compensation subject to, and within the meaning of, Section 457A of the Code, Holder shall be solely responsible for Holder’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Related Entity employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE RELATED ENTITY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE RELATED ENTITY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

Holder, during his or her employment with the Company, shall follow CEO‘s directions in all matters relating to the Company’s decision-making, to the extent as may be permitted by law

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any oral or written promise to grant a share option, equity or any equity-related interest in the Company or any Related Entity, including, but not limited to any promise set forth in an offer letter or other agreement with a Related Entity and/or related oral discussions (a “Promised Interest”). Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any other Related Entity, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any other Related Entity, from any obligation to issue any securities of the Company or any other Related Entity or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	SMART KING LTD.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Smart King Ltd.

Attention: Share Administration

1. Exercise of Option. Effective as of today,                         , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase ____________ Class A Ordinary Shares (the “Shares”) of Smart King Ltd. (the “Company”) under and pursuant to the Smart King Ltd. Equity Incentive Plan (the “Plan”) and the Share Option Agreement dated _______________, (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a member, including, but not limited to, any voting agreement or co-sale agreement and the Deed of Undertaking in the form attached to the Option Agreement.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of members, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a member shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5. Share Transfer Restrictions. Before any Shares held by Holder or any transferee to whom Shares are transferred (references to “Holder” in this Section 5 include a reference to any such transferee) may be sold or otherwise transferred (including transfer by gift or operation of law), Holder must obtain the prior written consent of Founder HoldCo as defined in and set forth in the Memorandum and Articles of Association of the Company (the “Articles”), and any such transfer is subject to the rights of first refusal and co-sale rights set forth in the Articles..

6. Drag-Along Right. Each holder of Class A Ordinary Shares, including Holder, will be subject to the drag-along right and other provisions set forth in the Articles.

7. Company Share Repurchase Option. Any time following the occurrence of the termination of Holder’s employment with or engagement by any of the Related Entities for any reason, the Company shall, at the discretion of the Board, have the right (but not the obligation) to repurchase any or all of the Shares held by Holder pursuant to Section 4 of the Deed of Undertaking.

8. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS AS SET FORTH IN THE EXERCISE NOTICE AND DEED OF UNDERTAKING BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, AND THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND OTHER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE ISSUER’S SECURITIES SET FORTH IN AGREEMENTS BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE ISSUER AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE ISSUER.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of members any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, the Deed of Undertaking or the Articles, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Administrator. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Deed of Undertaking and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:

HOLDER	SMART KING LTD.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION

STATEMENT

HOLDER	:

COMPANY	:	SMART KING LTD.

SECURITY	:	CLASS A ORDINARY

SHARE AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Holder represents to the Company the following:

(a) Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Holder is acquiring these Securities for investment for Holder’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b) Holder acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. In this connection, Holder understands that, in the view of the U.S. Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Holder’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for any fixed period in the future. Holder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder further acknowledges and understands that the Company is under no obligation to register the Securities. Holder understands that any certificate evidencing the Securities shall be imprinted with any legend required under applicable state, Federal and non-U.S. securities laws.

(c) Holder is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Holder, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, one hundred and eighty (180) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

(d) Holder further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Holder understands that no assurances can be given that any such other registration exemption shall be available in such event.

HOLDER

Signature

Print Name

Date

EXHIBIT C

DEED OF UNDERTAKING